Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

     The  undersigned  acknowledge  and agree that the  foregoing  statement  on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS IV, L.P.

                                By: Insight Venture Associates IV, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member



Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.

                                By: Insight Venture Associates IV, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member

Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                                By: Insight Venture Associates IV, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member


Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.

                                By: Insight Venture Associates IV, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member


Dated:  November 2, 2009        INSIGHT VENTURE ASSOCIATES IV, L.L.C.

                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By: /s/ Jeffrey Horing
                                    -----------------------------------------
                                    Name:  Jeffrey Horing
                                    Title: Managing Member

Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS V, L.P.

                                By: Insight Venture Associates V, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member


Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS V (EMPLOYEE CO-
                                INVESTORS), L.P.

                                By: Insight Venture Associates V, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member


Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS (CAYMAN) V, L.P.

                                By: Insight Venture Associates V, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member

Dated:  November 2, 2009        INSIGHT VENTURE PARTNERS V COINVESTMENT
                                FUND, L.P.

                                By: Insight Venture Associates V, L.L.C., its
                                    general partner
                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By:  /s/ Jeffrey Horing
                                     ---------------------------------------
                                     Name:  Jeffrey Horing
                                     Title: Managing Member


Dated:  November 2, 2009        INSIGHT VENTURE ASSOCIATES V, L.L.C.

                                By: Insight Holdings Group, LLC, its managing
                                    member

                                By: /s/ Jeffrey Horing
                                    -----------------------------------------
                                    Name:  Jeffrey Horing
                                    Title: Managing Member


Dated:  November 2, 2009        INSIGHT HOLDINGS GROUP, LLC

                                By: /s/ Jeffrey Horing
                                    --------------------------------------------
                                Name:   Jeffrey Horing
                                Title:  Managing Member


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